Regal Beloit Corporation First Quarter 2014 Earnings Conference Call May 6, 2014 Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Investor Relations

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; affect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K/A filed on February 26, 2014 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. p 2

Non-GAAP Financial Measures p 3 We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, and free cash flow and free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, organic growth, (collectively, “non-GAAP financial measures”). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment adjusted for grants received for capital expenditures.

Agenda p 4 Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

> Adjusted EPS* in Line with Earlier Guidance > Revenues Up 3% Over Prior Year − N.A. HVAC − N.A. C&I Motors − Power Generation − China − India & Australia − Europe − N.A. Mechanical − Cemp and Hy-Bon Acquisitions p 5 * Non-GAAP Financial Measurement, See Appendix for Reconciliation Opening Comments

> Gross Margin in Line with Expectations > Simplification Programs Remain on Track > Cemp and Hy-Bon Integration on Plan > 2nd Quarter Outlook – Typical Residential HVAC Seasonality – North American C&I Motors Expected Up Slightly – Continued Strength in Power Generation – International Market Conditions Mixed > Announced 10% Dividend Increase p 6 Opening Comments

* Non-GAAP Financial Measurement, See Appendix for Reconciliation >Restructuring Charges in 1Q 2014 of $4.2 Million in COGS >Adjusted EPS in Line with Guidance of $0.99 to $1.07 p 7 ADJUSTED DILUTED EARNINGS PER SHARE* Three Months Ended Mar 29, 2014 Mar 30, 2013 GAAP Diluted Earnings Per Share $ 0.96 $ 1.09 Restructuring Costs 0.06 0.01 Purchase Accounting and Acquisition Costs 0.02 – Tax Benefit Recorded Attributable to Prior Year – (0.02) Adjusted Diluted Earnings Per Share* $ 1.04 $1.08 1st Quarter Financial Results

> Sales of $801 Million, Up 3.0% from Prior Year – Foreign Currency Translation Reduced Total Net Sales by 1% – Sales from Acquired Businesses $23 Million –Organic Sales Growth Excluding Currency and Acquisitions of 1% > Adjusted Gross Margin* of 24.9% vs. 25.7% in Prior Year – Adjusted for Restructuring and Purchase Accounting –Gross Margin Headwinds as Anticipated > Operating Expenses of $125 Million – $3.9 Million SG&A of Acquired Companies – $0.5 Million of Acquisition Expenses p 8 1st Quarter Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation

Capital Expenditures > $22.3 Million in 1Q 2014 > $80-$85 Million Est. for FY 2014 Effective Tax Rate (ETR) > 26.2% ETR in 1Q 2014 > ~ 27% ETR Est. for 2014 Balance Sheet at Mar 29, 2014 > Total Debt of $768 Million > Net Debt of $361 Million > Debt to Adj. EBITDA* 1.9 x > Net Debt to Adj. EBITDA* 0.9 x p 9 * Non-GAAP Financial Measurement, See Appendix for Reconciliation Dividend Increase Announced > Quarterly Cash Dividend Increased 10% to $0.22 > 216th Consecutive Quarterly Dividend > Dividend Increased 9 out of the Last 10 Years Key Financial Metrics

2nd Quarter 2014 Guidance > GAAP EPS Guidance of $1.19 to $1.27 > Adjusted EPS Guidance of $1.24 to $1.32 - Adds Back $0.05 of Restructuring Charges > Guidance Excludes Potential Devaluation of the Venezuelan Bolivar p 10

> Solid N.A. Residential Product Growth – HVAC Up 5% – Strong Demand for Non-HVAC Residential Products – Expecting Modest Growth in 2Q > N.A. Commercial & Industrial Motor Sales Down 3% – End Market Demand Mixed – Adverse Weather Headwind – Expecting Slight Growth in 2Q > Global Power Generation Sales Growth – New Customers, New Products, Data Center Strength p 11 End Market Update

> N.A. Mechanical Sales Down – Driven by Reduced Demand for Gas Fracturing Equipment – Excluding Milwaukee Gear, Sales Up – Expecting Slight Year over Year Growth in 2Q > International Sales Mixed – Growth in China, Europe and Latin America – Challenging Conditions Continue in India and Australia > New Products and Energy Efficiency Driving Growth – p 12 End Market Update

> Springfield, Missouri – Solid Progress – Expect to See Benefits in 4Q and 2015 > Acuna, Mexico – Solid Progress – Expect to See Benefits in 4Q and 2015 > Melbourne, Australia – Consolidating Operations – To Be Completed by End of 3Q p 13 $2.7 $4.2 $3.3 $3.0 4Q13 A1Q14 A 2Q14 2H14 Estimated Restructuring Expense* ($M) Footprint Simplification * Includes Springfield, Acuna and Melbourne.

Supplier Simplification p 14 2012 2013 2014 Number of Suppliers > 2013 Supplier Alignment Program Launch > Direct and Indirect Material > Reduce Supplier Base by Over 1,500 by 2014 Improves Delivery, Quality, Inventory and Cost

Design Platform Simplification Platform Description 48 Frame Fractional HVAC Motors 3.3” Fractional HVACR Motors and Blowers Worm Gear Mechanical IEC IE3 Mark 3 Industrial Motors for Asia and Europe 48/56 Frame Fractional C&I Motors

One Done, Four to Go! > Two Consolidated into One > 50% Fewer Parts > Improved Quality, Delivery and Cost > Improved Asset Utilization Worm Gear Design Simplification

> 1Q 2014 Results in Line with Guidance > Continue to Launch New Products > Simplification Efforts Making a Difference > Cemp and Hy-Bon Acquisitions Are Contributing > Acquisition Pipeline Healthy > Strong Balance Sheet Provides Flexibility > 2Q 2014 Guidance  Expect Growth in HVAC, C&I Motors, Power Generation, Europe and China  Market Conditions Challenging for India, Australia p 17 Closing Comments

Questions and Answers p 18

p 19 Appendix Non-GAAP Reconciliations Dollars in Millions

p 20 Appendix Non-GAAP Reconciliations Dollars in Millions Dollars in Millions

Appendix Non-GAAP Reconciliations p 21 EBITDA Reconciliation

Appendix Non-GAAP Reconciliations p 22 Organic Growth Reconciliation Net Sales Quarter Ended March 29, 2014 $801.2 Net Sales from Businesses Acquired Within Last Twelve Months (23.4) Impact of Foreign Currency Exchange Rates 7.6 Adjusted Net Sales Quarter Ended March 29, 2014 $785.4 Net Sales Quarter Ended March 30, 2013 $778.2 Organic Growth 1.0%